VANWELL ELECTRONICS, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2006

VANWELL ELECTRONICS, INC.

TABLE OF CONTENTS

Independent Auditor’s Report	1

Balance Sheet	2,3

Footnotes to Financial Statements	4

Statement of Income and Retained Earnings	5

Statement of Case Flows	6

Supplemental Schedule
Schedule of General and Administrative Expenses	7

JOHN P. SCARLATO
    Certified Public Accountant

304 Parker Avenue
Clifton, New Jerey  07011
Tel: (973) 772-1640
Fax:  (973) 772-5408
e-mail: scarlatoj@aol.com

To the Board of Directors
Vanwell Electronics. Inc.
195 Allwood Road
Clifton, New Jersey 07012

Independent Auditor’s Report

We have audited the accompanying balance sheet of Vanwell Electronics, Inc. as of December 31, 2006, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted In the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of  Vanwell  Electronics Inc. as of December 31 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

July 5, 2007

/s/  John Scarlato

Exhibit A

VANWELL ELECTRONICS, INC.
BALANCE SHEET
December 31, 2006

ASSETS
(NOTE 1)

Current Assets
Cash-Bergen Commercial Bank		$93,617
Accounts Receivable (Note 3)	399,854
Less: Reserve for doubtful accounts	18,800	$381,054
Inventory (Note 1A)		$59,803
State Tax Refunds		$6,617
Prepaid Insurance		$6,767
Bid Deposit		$1,250

Total Current Assets			$549,108

Long Term Assets
Furniture, Fixtures		26,258
Leasehold improvementsa		14,946
Machinery and equipment		23,455
Vehicles		132,228
Total Long Term Assets		196,887
Less: Accumulated Depreciation		(196,170)
Net Long Term Assets			717

Total Assets			$549,825

Note:  The footnotes are an integral part of this report.

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Exhibit A

VANWELL ELECTRONICS, INC.
BALANCE SHEET
December 31, 2006

LIABILITIES & SHAREHOLDERS EQUITY

Current Liabilities
Accounts payable	$87,383
Payroll taxes payable	3,284

Total Current Liabilities		$90,667

Total Liabilities		90,667

Shareholders’ Equity
Capital stock – 190 shares issued and outstanding	55,000
Treasury stock	(18,647)
Paid in Capital	202,031
Prior period retained earnings	105,442
Retained earnings for period	116,232

Total shareholders’ Equity		459,158
Total Liabilities & Shareholders’ Equity		$549,825

Note:  The footnotes are an integral part of this report.

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Vanwell Electronics, Inc.
Footnotes to Financial Statements
December 31, 2006

Note 1.  Principles of Accounting:

A.	Inventory is valued at the lower Of cost or market price in accordance with the first in, first out method of accounting for inventory.

B.
Depreciation is taken out on the straight line basis with a 5 year life, with a year or mid-quarterconvention for the first year depreciation. Selected transportation equipment has been amortized using 179 and bonus depreciation.

C.
The firm provides for the installation, inspection and monitoring of fire and security systems. Its customers are fire alarm, security equipment installers and electrical and general contractors as well as real estate operators.

Note 2.     Corporate Income Taxes:
The firm's management has elected to file Its federal and state income taxes on a Subchapter basis, which permits the income taxes on the profit earned by the corporation to be passed through to the stockholders at their appropriate rates. No adjustment has been made to the state income taxes filed due to their immateriality.

Note 3.     Accounts Receivable:
The firm has provided for a reserve for doubtful accounts, Due to the industry's normal operations, the adoption of a reserve, equal to 4.7% ($18,800.) of the net receivables has been provided for in this report. The firm has reduced its accounts receivable for uncollectible accounts and has written off bad debts and disputed balances in 2006.

Note 4.     Internal Controls:
Vanwell Electronics, Inc. is a small business with limited resources. The president and secretary control all receipts and disbursements. The president approves all purchases and monitors the firms inventory. Due to the limited personnel and the hands on activities provided by the officers, the internal controls arc considered adequate.

Note 5.     Leasehold:
Vanwell Electronics, Inc. is a co-lessor of its facilities at 195 Allwood Road, Clifton, NJ. with its sister company Meadowlands Fire, Security and Electronics Supply Company, Inc. The term of the lease is from March 1, 2006 to February 28, 2008 at a base rate of $82,800 for the two year term. The basic monthly rental is $3,450 payable monthly. The lease has a rider giving the tenant an option of extending it for an additional year. Meadowlands charges Vanwell a monthly rental of $2,500, for its use of the facilities. The lessee is responsible for the insurance paid, building maintenance and any real estate tax increase over the 2005 tax base year.

Note 6.     Attorney's Confidence Letter:
Vanwell’s attorney has advised that he is unaware of any suits, claims or any other litigation pending against Vanwell Electronics, Inc.

Note 7.     Pension Plan
A simple IRA plan is provided for by Vanwell employees desiring to be covered by it. The plans payments have been current. The plan is administered by Pershing and currently WWI'S two officers.

Note 8.    Tax Disclosure
Vanwell Electronics, as noted above, has elected to file its tax returns as a subchapter 5 Corporation which requires that its profit or loss for the reporting period be passed through to the stockholders in the ratio of their stock  ownership. Management has voluntarily disclosed to the auditor that personal expenses totaling $20,472,  had been charged to the corporation. The auditor has added this amount to the distributions made to the pertinent stockholders and accordingly, reduced the charged expense accounts for this amount.

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Exhibit B

VANWELL ELECTRONICS, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
Year Ended December 31, 2006

Sales		$1,577,726

Less: Cost of sales
Purchases	470,977
Change in Inventory	(8,875)
Total cost of sales		462,102

Gross profit		1,115,624

General and administrative expenses		738,186
(see supplemental schedule)

Net income for Period		377,438
Less: Distribution to shareholders		261,206
Retained Earnings for Period		116,232

Note: The footnotes are an integral part of this report.

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Exhibit C

VANWELL ELECTRONICS, INC.
STATEMENT OF CASH FLOWS
December 31, 2006

Cash Flows from Operating Activities
Net Income for period	$116,232

Adjustments to reconcile Net Income to:
Cash Flows from Operating Activities:
Depreciation	11,316

(Increases), decreases in:
Accounts receivable	11,701
Inventory	(8,875)
Prepaid Insurance	(6,767)
Sales Tax Refunds	(6,617)

Increases, (decrease) in:
Accounts payable	(73,617)
Payroll taxes payable	1,378
Sales taxes payable	(4,498)
Reserve for doubtful accounts	6,000
Long Term Debt	(195,590)

Net Cash Provided by Operating Activities	(149,337)

Cash Flows to Investing Activities
Fixed assets	(8,501)
Additional Paid in Capital	202,031
Adjustments to Prior Years Retained earnings	15,848

Net Increase in Cash	60,041
Cash - beginning	33,576
Cash - end of year	$93,617

Note: The footnotes are an integral part of this report.

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VANWELL ELECTRONICS, INC.
SUPPLEMENTAL SCHEDULE
For the Year Ended DECEMBER 31, 2006

Schedule of General and Administrative Expenses

Officers' salaries	$227,883
Salaries - other	270,552
Payroll taxes	52,268
Insurance	30,141
Rent	7,500
Group Insurance	36,376
Provision for doubtful accounts	6,000
Employees' reimbursed expenses	6,877
Telephone expenses	16,747
Depreciation Expense	11,316
Repairs and Maintenance	2,262
Professional fees	10,012
Vehicle expense	33,361
Miscellaneous Expense	931
Pension expense	6,901
Advertising	3,352
Licenses and permits	4,563
State corporate taxes	2,844
Travel & Entertainment	840
Dues & subscriptions	121
Bank charges	685
Interest expense	909
Office expense	5,016
Postage & Deliver expense	412
Parking, tolls	317

Total General and Administrative Expenses	$738,186

Note: The footnotes are an integral part of this report.

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